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                                                               EXECUTION VERSION

                             NEENAH FOUNDRY COMPANY

                    11% SENIOR SECOND SECURED NOTES DUE 2010

                          REGISTRATION RIGHTS AGREEMENT

                                                              New York, New York
                                                                 October 8, 2003

Mackay Shields LLC
Citicorp Mezzanine III, L.P.
TCW Shared Opportunity Fund II, L.P.
Shared Opportunity Fund IIB LLC
TCW Shared Opportunity Fund IV, L.P.
TCW Shared Opportunity Fund IVB, L.P.
AIMCO CDO, Series 2000-A
TCW High Income Partners, Ltd.
TCW High Income Partners II, Ltd.
Metropolitan Life Insurance Company
Exis Differential Holdings Ltd.

Ladies and Gentlemen:

                  Neenah Foundry Company, a company organized under the laws of Wisconsin (the "Company"), proposes to issue its 11% Senior Second Secured Notes due 2010 (the "Notes") pursuant to, and upon the terms set forth in, the Company's Plan of Reorganization (the "Plan") under chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"), and in a Subscription Agreement, dated as of October 7, 2003, by and among the Investors referred to therein, ACP Holding Company, the Company and the Subsidiary Guarantors listed therein (the "Subscription Agreement"). The Notes will be guaranteed (the "Guarantees" and, together with the Notes, the "Securities") by each of the Company's direct and indirect subsidiaries set forth on the signature page hereto (the "Subsidiary Guarantors"). In accordance with the Plan and to satisfy a condition of your obligations under the Subscription Agreement, the Company and the Subsidiary Guarantors, jointly and severally, agree with you for your benefit and the benefit of the holders from time to time of the Securities (each a "Holder" and, together, the "Holders"), as follows:

                  1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Subscription Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                  "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

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                  "Actual Interest Amount" shall mean, with respect to any Note and with respect to any Registration Default Period, an amount equal to the amount of interest accruing on such Note during such Registration Default Period pursuant to the terms of such Note and the Indenture.

                  "Assumed Interest Amount" shall mean, with respect to any Note and with respect to any Registration Default Period, an amount equal to the amount of interest which would accrue on such Note during such Registration Default Period at a rate equal to:

                  (a) during the first 90 days of such Registration Default period, the rate of interest payable on such Note pursuant to the terms of such Note and the Indenture, plus 0.25%, and

                  (b) during each subsequent 90-day period of such Registration Default Period, the rate of interest utilized in calculating the Assumed Interest Amount with respect to the prior 90 days of such Registration Default Period, plus an additional 0.25%.

                  "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such other Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
Commission.

                  "Company" shall have the meaning set forth in the preamble hereto.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Exchange Offer Registration Period" shall mean the period following the consummation of the Registered Exchange Offer, which period shall end on the sooner of the 180th day after the consummation of the Registered Exchange Offer and the date on which all Exchanging Dealers have sold all New Securities held by them (unless such period is extended pursuant to Section 4(k) hereof).

                  "Exchange Offer Registration Statement" shall mean a registration statement of the Company and the Subsidiary Guarantors on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

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                  "Exchanging Dealer" shall mean any Holder that is a
Broker-Dealer and elects to exchange for New Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities.

                  "Guarantees" shall have the meaning set forth in the preamble hereto.

                  "Holder" and "Holders" shall have the respective meanings set forth in the preamble hereto.

                  "Indenture" shall mean the Indenture relating to the Securities, dated as of the date hereof, among the Company, the Subsidiary Guarantors and The Bank of New York, as Trustee, as the same may be amended from time to time in accordance with the terms thereof.

                  "Initial Holders" shall mean the persons to whom the New Securities are initially issued by the Company, whether in exchange for the PIK Note Claims referred to in the Plan, upon the exercise of the Rights referred to in the Plan or pursuant to the Subscription Agreement.

                  "Liquidated Damages" shall mean with respect to any Note and with respect to any Registration Default Period an amount equal to (a) the Assumed Interest Amount for the duration of such Registration Default Period, minus (b) the Actual Interest Amount for the duration of such Registration Default Period.

                  "Losses" shall have the meaning set forth in Section 7(d) hereof.

                  "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of Securities registered or to be registered under a Registration Statement.

                  "Managing Underwriters" shall mean the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

                  "New Securities" shall mean the 11% Senior Secured Notes due 2010 issued by the Company containing terms identical in all material respects to the Securities (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities or, if no such interest has been paid, from the date of their original issue, and (ii) the transfer restrictions thereon shall be eliminated) to be offered to Holders in exchange for Securities pursuant to the Registered Exchange Offer.

                  "Notes" shall have the meaning set forth in the preamble hereto.

                  "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

                  "Registration Default" shall have the meaning set forth in
Section 6 hereof.

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                  "Registration Default Period" shall mean the period commencing on the day upon which a Registration Default shall have occurred and concluding on the day upon which such Registration Default shall have been cured, inclusive.

                  "Registered Exchange Offer" shall mean the proposed offer of the Company and the Guarantors to issue and deliver to the Holders that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount of the New Securities.

                  "Registration Statement" shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the New Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

                  "Securities" shall have the meaning set forth in the preamble hereto.

                  "Shelf Registration" shall mean a registration effected pursuant to Section 3 hereof.

                  "Shelf Registration Period" shall have the meaning set forth in Section 3(b)(ii) hereof.

                  "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company and the Subsidiary Guarantors pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or New Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Subscription Agreement" shall have the meaning set forth in the preamble hereto.

                  "Subsidiary Guarantors" shall have the meaning set forth in the preamble hereto.

                  "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

                  "underwriter" shall mean any underwriter of the Securities in connection with an offering thereof under a Shelf Registration Statement.

                  2.       Registered Exchange Offer.

                           (a) The Company shall prepare and, not later than 60 days following the date of the original issuance of the Securities (or if such 60th day is not a Business Day, the next succeeding Business Day), shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Company shall use its commercially reasonable best efforts to cause the Exchange Offer

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         Registration Statement to be declared effective under the Act within
         140 days of the date of the original issuance of the Securities (or if such 140th day is not a Business Day, the next succeeding Business
         Day).

                           (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for New Securities (assuming that such Holder is not an Affiliate of the Company, acquires the New Securities in the ordinary course of such Holder's business, has no arrangements with any Person to participate in the distribution of the New Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such New Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

                           (c) In connection with the Registered Exchange Offer, the Company shall:

                                    (i) mail to each Holder a copy of the
                  Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                                    (ii) keep the Registered Exchange Offer open
                  for not less than 30 days and not more than 40 days after the date notice thereof is mailed to the Holders (or, in each case, longer if required by applicable law);

                                    (iii) use its commercially reasonable best
                  efforts to keep the Exchange Offer Registration Statement continuously effective under the Act, supplemented and amended as required under the Act, to ensure that it is available for sales of New Securities by Exchanging Dealers during the Exchange Offer Registration Period;

                                    (iv) utilize the services of a depositary
                  for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee or its Affiliate;

                                    (v) permit Holders to withdraw tendered
                  Securities at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

                                    (vi) prior to effectiveness of the Exchange
                  Offer Registration Statement, if requested by the Commission, provide a supplemental letter to the Commission (A) stating that the Company and the Subsidiary Guarantors are conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991); and (B) including a representation that neither the Company nor any Subsidiary Guarantor has entered

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                  into any arrangement or understanding with any Person to
                  distribute the New Securities to be received in the Registered Exchange Offer and that neither the Company nor any Subsidiary Guarantor will issue New Securities to any Holder participating in the Registered Exchange Offer who fails to certify to the Company that such Holder is acquiring the New Securities in the ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Securities; and

                                    (vii) comply in all respects with all
                  applicable laws.

                           (d) As soon as practicable after the close of the Registered Exchange Offer, the Company and the Subsidiary Guarantors shall:

                                    (i) instruct the Trustee to accept for
                  exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

                                    (ii) instruct the Trustee to cancel in
                  accordance with Section 4(s) hereof all Securities so accepted for exchange; and

                                    (iii) cause the Trustee promptly to
                  authenticate and deliver to each Holder a principal amount of New Securities equal to the principal amount of the Securities of such Holder so accepted for exchange.

                           (e) Each Holder participating in the Registered Exchange Offer shall be required to represent in writing to the Company that, at the time of the consummation of the Registered Exchange Offer:

                                    (i) any New Securities received by such
                  Holder will be acquired in the ordinary course of business;

                                    (ii) such Holder has had and will have no
                  arrangement or understanding with any Person to participate in the distribution of the Securities or the New Securities within the meaning of the Act; and

                                    (iii) such Holder is not an Affiliate of the
                  Company or any of the Subsidiary Guarantors (or if it is such an Affiliate, that it will comply with the registration and prospectus delivery requirements of the Act to the extent applicable).

                  3.       Shelf Registration.

                           (a)      If (i) due to any change in law or
         applicable interpretations thereof by the Commission's staff, the Company determines upon advice of its outside counsel that it or any Subsidiary Guarantor is not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason the Exchange Offer Registration Statement is not declared effective by the Commission under the Act within 180 days of the date of the original issuance of the Securities (or if such 180th day is not a Business Day, the next succeeding Business Day) or the Registered Exchange Offer is

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         not consummated within 200 days of the date hereof (or if such 200th day is not a Business Day, the next succeeding Business Day); or (iii) any Holder is not eligible to participate in the Registered Exchange Offer or does not, for any reason, receive in the Registered Exchange Offer New Securities which are freely tradeable by such Holder (whether because such Holder is an Affiliate of the Company or otherwise, it being understood, however, that the requirement that a participating Broker-Dealer deliver the prospectus contained in the Exchange Offer Registration Statement in connection with sales of New Securities shall not result in such New Securities being not "freely tradable"), the Company shall effect, at its cost, a Shelf Registration Statement in accordance with subsection (b) below.

                           (b) (i) The Company shall, as promptly as practicable (but in no event more than 60 days after so required or requested pursuant to this Section 3, or if such 60th day is not a Business Day, the next succeeding Business Day), file with the Commission and thereafter shall use its commercially reasonable best efforts to cause to be declared effective under the Act a Shelf Registration Statement relating to the offer and sale of the Securities and/or the New Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than an Initial Holder) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder.

                                    (ii) The Company shall use its best efforts
                  to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for so long as any Holder shall require in order to offer or sell any of its New Securities publicly, freely and without restriction (the "Shelf Registration Period"). The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities publicly, freely and without restriction during that period, unless (A) such action is required by applicable law; or (B) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets (to the extent permitted by the terms of the Indenture), so long as the Company promptly thereafter complies with the requirements of
                  Section 4(k) hereof, if applicable.

                                    (iii) The Company shall cause at all times
                  and from time to time the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Act; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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                  4.       Additional Registration Procedures. In connection
with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

                           (a)      The Company shall:

                                    (i) furnish to you, prior to the filing
                  thereof with the Commission, a copy of any Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including, upon reasonable request, all documents incorporated by reference therein after the initial filing) and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as you reasonably propose;

                                    (ii) include the information set forth in
                  Annex A hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

                                    (iii) if requested by any Holder, include
                  the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

                                    (iv) in the case of a Shelf Registration
                  Statement, include the names of the Holders that propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

                           (b)      The Company shall ensure that:

                                    (i) any Registration Statement and any
                  amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder; and

                                    (ii) any Registration Statement and any
                  amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto does not, when the Registration Statement becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

                           (c) The Company shall advise you, the Holders of Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or

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         Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

                                    (i) when a Registration Statement or any
                  amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                                    (ii) of any request by the Commission for
                  any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

                                    (iii) of the issuance by the Commission of
                  any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                                    (iv) of the receipt by the Company or the
                  Subsidiary Guarantors of any notification with respect to the suspension of the qualification of the Securities or the New Securities, as the case may be, included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                                    (v) of the happening of any event that
                  requires any change in the Registration Statement or the Prospectus so that, as of such date, the Registration Statement or the Prospectus does not contain an untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

                           (d) The Company shall use its commercially reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction at the earliest possible time.

                           (e) The Company shall furnish to each Holder of Securities or New Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

                           (f)      The Company shall, during the Shelf
         Registration Period, deliver to each Holder of Securities or New Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Company and the Subsidiary Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities or New Securities in connection with the offering and sale of the Securities or New Securities covered by the

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         Prospectus, or any amendment or supplement thereto, included in the
         Shelf Registration Statement.

                           (g) The Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

                           (h) The Company shall promptly deliver to each Person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the final Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such Person may reasonably request. The Company and the Subsidiary Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by any Person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

                           (i) Prior to the Registered Exchange Offer or any other offering of Securities or New Securities pursuant to any Registration Statement, the Company and the Subsidiary Guarantors shall arrange, if necessary, for the qualification of the Securities or the New Securities for sale under state securities or blue sky laws of such jurisdictions in the United States as any Holder shall reasonably request and will maintain such qualification in effect so long as required; provided that in no event shall either the Company or any Subsidiary Guarantor be obligated to qualify to do business or as a dealer in securities in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits or taxation, other than suits arising out of the initial placement of the Securities, the Registered Exchange Offer or any offering pursuant to a Shelf Registration Statement, in any such jurisdiction where it is not then so subject.

                           (j) The Company and the Subsidiary Guarantors shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

                           (k)      Upon the occurrence of any event
         contemplated by subsections (c)(ii) through (v) above during any period of time in which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus shall not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of

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         effectiveness of the Exchange Offer Registration Statement provided for in Section 2 and the Shelf Registration Statement provided for in
         Section 3(b) shall each be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to
         Section 4(c) hereof to and including the date when the Initial Holders, the Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this
         Section 4(k).

                           (l) Not later than the effective date of any Registration Statement, the Company shall provide a CUSIP number for the Securities or the New Securities, as the case may be, registered under such Registration Statement and provide the Trustee with printed certificates for such Securities or New Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                           (m) The Company and the Subsidiary Guarantors shall comply in all material respects with all applicable rules and regulations of the Commission and shall make generally available to their security holders no later than 45 days after the end of the 12-month period (or 90 days if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter after the effective date of the applicable Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Act.

                           (n) The Company shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

                           (o) The Company may require each Holder of Securities or New Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Securities or New Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement. The Company may exclude from such Shelf Registration Statement the Securities or New Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

                           (p) In the case of any Shelf Registration Statement, the Company and the Subsidiary Guarantors shall enter into such agreements and take all other appropriate actions (including if requested an underwriting agreement in customary form) in order to expedite or facilitate the registration or the disposition of the Securities or New Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 7 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if
         any) with respect to all parties to be indemnified pursuant to Section
         7.

                           (q) In the case of any Shelf Registration Statement, the Company and the Subsidiary Guarantors shall:

                                    (i) make reasonably available for inspection
                  by the Holders of Securities or New Securities to be registered thereunder, any underwriter

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                  participating in any disposition pursuant to such Shelf
                  Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Holders by the one firm or counsel designated by the Majority Holders pursuant to Section 5 hereof; provided, further, that any information that is designated in writing by the Company or any Subsidiary Guarantor, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                                    (ii) cause the Company's and the Subsidiary
                  Guarantors' officers, directors and employees to supply all relevant information reasonably requested by the Holders or any underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Holders by the one firm or counsel designated by the Majority Holders pursuant to Section 5 hereof; provided, further, that any information that is designated in writing by the Company or any Subsidiary Guarantor, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                                    (iii) make such representations and
                  warranties to the Holders of Securities or New Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Subscription Agreement;

                                    (iv) obtain opinions of counsel to the
                  Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

                                    (v) obtain "cold comfort" letters and
                  updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in such Shelf Registration

                  Statement), addressed to each selling Holder of Securities or New Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                                    (vi) deliver such documents and certificates
                  as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with Section 4(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Subsidiary Guarantors.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 4(q) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

                           (r) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the New Securities, the Company shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being canceled in exchange for the New Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

                           (s) The Company and the Subsidiary Guarantors shall use their respective best efforts (i) if the Securities have been rated prior to the initial sale of such Securities, to confirm such ratings will apply to the Securities or the New Securities, as the case may be, covered by a Registration Statement; or (ii) if the Securities were not previously rated, to cause the Securities or the New Securities covered by a Registration Statement to be rated with at least one nationally recognized statistical rating agency, if so requested by Majority Holders with respect to the related Registration Statement or by any Managing Underwriters.

                           (t) In the event that any Broker-Dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc.) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company and the Subsidiary Guarantors shall assist such Broker-Dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by:

                                    (i) if such Rules or By-Laws shall so
                  require, engaging a "qualified independent underwriter" (as defined in such Rules) to participate in the preparation of the Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities;

                                    (ii) indemnifying any such qualified
                  independent underwriter to the extent of the indemnification of underwriters provided in Section 7 hereof; and

                                    (iii) providing such information to such
                  Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of such Rules.

                           (u) The Company and the Subsidiary Guarantors shall use their respective commercially reasonable best efforts to take all other steps necessary to effect the registration of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

                  5. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of its and the Subsidiary Guarantors' obligations under Sections 2, 3 and 4 hereof, and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Initial Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Initial Holders in connection therewith.

                  6. Liquidated Damages. If (i) any Exchange Offer Registration Statement or Shelf Registration Statement required by this Agreement is not filed with the Commission on or prior to the date on which such Registration Statement is required by any provision of this Agreement to be so filed, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the date on which such Registration Statement is to be so declared effective pursuant to any provision of this Agreement, (iii) the Exchange Offer has not been consummated within 180 days of the date of the original issuance of the Securities (or if such 180th day is not a Business day, the next succeeding Business Day), or (iv) any Registration Statement required by this Agreement is filed and declared effective, but shall thereafter cease to be effective or fail to be usable for its intended purpose for any reason (including, but not limited to, by reason of the fact that any of the information set forth, or incorporated by reference, therein shall not be true, correct and current in all material respects) (each such event referred to in clauses (i) through (iv) above, a "Registration Default"), then the Company and the Subsidiary Guarantors hereby jointly and severally agree to pay to each Holder of Securities affected thereby Liquidated Damages; provided that the Company and the Subsidiary Guarantors shall in no event be required to pay Liquidated Damages for more than one Registration Default at any given time. All accrued Liquidated Damages shall be paid to the Holders entitled thereto, in the manner provided for the payment of interest in the Indenture, on each Interest Payment Date, as more fully set forth in the Indenture. All obligations of the Company and the Subsidiary Guarantors to pay Liquidated Damages with respect to securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.

                  7.       Indemnification and Contribution.

                           (a) The Company and the Subsidiary Guarantors, jointly and severally, agree to indemnify and hold harmless each Holder of Securities or New Securities, as the case may be, covered by any Registration Statement (including each Initial Holder and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer), the directors, officers, employees and agents of each such Holder and each Person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company and the Subsidiary Guarantors will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company and the Subsidiary Guarantors by or on behalf of any such Holder specifically for inclusion therein, (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary Prospectus relating to a Shelf Registration Statement, the foregoing indemnity shall not inure to the benefit of any Holder (including any Exchanging Dealer) from whom the Person asserting any such loss, claim, damage or liability purchased the Securities or the New Securities, as the case may be, to the extent that a final Prospectus relating to such Securities or New Securities, as the case may be, was required to be delivered by such Holder under the Act in connection with such purchase and any such loss, claim, damage or liability of such Holder results from the failure of such Holder to send to such Person, at or prior to the written confirmation of the sale of such Securities or New Securities, as the case may be, a copy of the final Prospectus if the Company had previously furnished copies thereof to such Holder and (iii) the Company and the Subsidiary Guarantors shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon the use of a Registration Statement after (x) a stop order has been issued in a respect of a Registration Statement or (y) a Registration Statement has been suspended, so long as, in the case of each of (x) and (y), such Holder has received notice of such action in accordance with Section 4(c) hereof. This indemnity agreement will be in addition to any liability which the Company and the Subsidiary Guarantors may otherwise have.

                  The Company and the Subsidiary Guarantors also, jointly and severally, agree to indemnify or contribute as provided in Section 7(d) to Losses of any underwriter of any

         Securities or New Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees or agents and each Person who controls such underwriter (within the meaning of the Act or the Exchange Act) on substantially the same basis as that of the indemnification of the selling Holders provided in this
         Section 7(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in
         Section 4(p) hereof.

                           (b) Each Holder of Securities or New Securities, as the case may be, covered by a Registration Statement severally agrees to indemnify and hold harmless the Company and the Subsidiary Guarantors, each of their directors, each of their officers who signs such Registration Statement and each Person who controls the Company or any of the Subsidiary Guarantors within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Subsidiary Guarantors to each such Holder, but only with reference to written information furnished to the Company or the Subsidiary Guarantors by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred, as incurred, by them in connection with investigation or defending such loss, claim, liability, damage or action. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

                           (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                           (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of the aggregate losses, claims, damages and liabilities referred to in subsection (a) or (b), as the case may be, above (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative faults of the indemnified and indemnifying parties. Relative fault shall be determined by reference to, among other things, whether the Losses arose from any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand; the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this
         Section 7, each Person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each Person who controls the Company or any of the Subsidiary Guarantors within the meaning of either the Act or the Exchange Act, each officer of the Company or any of the Subsidiary Guarantors who shall have signed the Registration Statement and each director of the Company or any of the Subsidiary Guarantors shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                           (e) The provisions of this Section 7 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company and the Subsidiary Guarantors or any of the officers, directors or controlling Persons referred to in this Section 7, and will survive the sale by a Holder of Securities or New Securities covered by a Registration Statement or any termination or cancellation of this Agreement.

                  8.       Underwritten Registrations.

                           (a) If any of the Securities or New Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders.

                           (b)       No Person may participate in any
         underwritten offering pursuant to any Shelf Registration Statement, unless such Person (i) agrees to sell such Person's Securities or New Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  9. No Inconsistent Agreements. The Company and the Subsidiary Guarantors have not, as of the date hereof, entered into, nor shall they, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  10. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Majority Holders (or, after the consummation of any Registered Exchange Offer in accordance with Section 2 hereof, holders of a majority in aggregate principal amount outstanding of New Securities). Notwithstanding the foregoing (except for the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of some Holders whose Securities or New Securities (the "affected Securities"), as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Holders representing a majority of the aggregate principal amount of the affected Securities, voting together as a single class.

                  11. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, facsimile transmission or air courier guaranteeing overnight delivery:

                           (a) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture;

                           (b) if to you, initially at the respective addresses set forth in the Subscription Agreement; and

                           (c) if to the Company or the Subsidiary Guarantors, initially at the address of the Company set forth in the Subscription Agreement.

                  All such notices and communications shall be deemed to have been duly given when received.

                  The Initial Holders, the Company or the Subsidiary Guarantors by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

                  12. Successors. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Securities and the New Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Securities and the New Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  13. Counterparts. This Agreement may be in signed counterparts, each of which shall an original and all of which together shall constitute one and the same agreement.

                  14. Headings. The headings used herein are for convenience only and shall not affect the construction hereof.

                  15. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

                  16. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  17. Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  18. Specific Performance. Without limiting or waiving in any respect any rights or remedies of the parties under this Agreement now or hereinafter existing at law or in equity or by statute, each of the parties hereto shall be entitled to seek specific performance of the obligations to be performed by the other(s) in accordance with the provisions of this Agreement.

                  19. Third Party Beneficiaries. Holders of Securities and the other Persons to be indemnified pursuant to Section 7(a) hereof are intended third party beneficiaries of this Agreement, and this Agreement shall inure to the benefit of and may be enforced by, such

Persons. Other than as set forth in the preceding sentence, this Agreement shall be binding upon and inure solely to the benefit of each party hereto.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company, the Subsidiary Guarantors and the Initial Holders.

                                     Very truly yours,

                                     NEENAH FOUNDRY COMPANY

                                     By: /s/ Gary LaChey
                                        ------------------------------------
                                        Name: Gary LaChey
                                        Title: VP-Finance, Treasurer, Secty.
                                              & CFO

                                     ADVANCED CAST PRODUCTS, INC.

                                     By: /s/ Gary LaChey
                                        ------------------------------------
                                     Name: Gary LaChey
                                     Title: VP-Finance, Treasurer, Secty.
                                            & CFO


                                     DALTON CORPORATION

                                     By: /s/ Gary LaChey
                                        ------------------------------------
                                     Name: Gary LaChey
                                     Title: VP-Finance, Treasurer, Secty.
                                            & CFO


                                     DALTON CORPORATION, WARSAW
                                     MANUFACTURING FACILITY

                                     By: /s/ Gary LaChey
                                        ------------------------------------
                                     Name: Gary LaChey
                                     Title: VP-Finance, Treasurer, Secty.
                                            & CFO


                                     DALTON CORPORATION, STRYKER
                                     MACHINING FACILITY CO.

                                     By: /s/ Gary LaChey
                                        ------------------------------------
                                     Name: Gary LaChey
                                     Title: VP-Finance, Treasurer, Secty.
                                            & CFO

                                     DALTON CORPORATION, ASHLAND
                                     MANUFACTURING FACILITY

                                     By: /s/ Gary LaChey
                                        ------------------------------------
                                     Name: Gary LaChey
                                     Title: VP-Finance, Treasurer, Secty.
                                            & CFO


                                     DALTON CORPORATION, KENDALVILLE
                                     MANUFACTURING FACILITY

                                     By: /s/ Gary LaChey
                                        ------------------------------------
                                     Name: Gary LaChey
                                     Title: VP-Finance, Treasurer, Secty.
                                            & CFO


                                     DEETER FOUNDRY, INC.

                                     By: /s/ Gary LaChey
                                        ------------------------------------
                                     Name: Gary LaChey
                                     Title: VP-Finance, Treasurer, Secty.
                                            & CFO


                                     GREGG INDUSTRIES, INC.

                                     By: /s/ Gary LaChey
                                        ------------------------------------
                                     Name: Gary LaChey
                                     Title: VP-Finance, Treasurer, Secty.
                                            & CFO


                                     MERCER FORGE CORPORATION

                                     By: /s/ Gary LaChey
                                        ------------------------------------
                                     Name: Gary LaChey
                                     Title: VP-Finance, Treasurer, Secty.
                                            & CFO


                                     A&M SPECIALTIES, INC.

                                     By: /s/ Gary LaChey
                                        ------------------------------------
                                     Name: Gary LaChey
                                     Title: VP-Finance, Treasurer, Secty.
                                            & CFO

\
                                     NEENAH TRANSPORT, INC.

                                     By: /s/ Gary LaChey
                                        ------------------------------------
                                     Name: Gary LaChey
                                     Title: VP-Finance, Treasurer, Secty.
                                            & CFO


                                     CAST ALLOYS, INC.

                                     By: /s/ Gary LaChey
                                       ------------------------------------
                                     Name: Gary LaChey
                                     Title: VP-Finance, Treasurer, Secty.
                                            & CFO


                                     BELCHER CORPORATION

                                     By: /s/ Gary LaChey
                                        ------------------------------------
                                     Name: Gary LaChey
                                     Title: VP-Finance, Treasurer, Secty.
                                            & CFO


                                     PEERLESS CORPORATION

                                     By: /s/ Gary LaChey
                                        ------------------------------------
                                     Name: Gary LaChey
                                     Title: VP-Finance, Treasurer, Secty.
                                            & CFO

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

MACKAY SHIELDS LLC

By: /s/ Don Morgan III
    ---------------------------------
   Name:  Don Morgan III
   Title: Senior Managing Director

CITICORP MEZZANINE III, L.P.

By: /s/ Byron Knief
    ---------------------------------
   Name:  Byron Knief
   Title: Senior Vice President

TCW Shared Opportunity Fund II, L.P.
By: TCW Investment Management Company
      Its Investment Manager

By: /s/ Nicholas W. Tell, Jr.
    ---------------------------------
   Name:  Nicholas W. Tell, Jr.
   Title: Managing Director

By: /s/ Gary A. Hobart
    ---------------------------------
   Name:  Gary A. Hobart
   Title: Vice President

Shared Opportunity Fund IIB LLC
By: TCW Asset Management Company
      as its Investment Advisor

By: /s/ Nicholas W. Tell, Jr.
    ---------------------------------
   Name:  Nicholas W. Tell, Jr.
   Title: Managing Director

By: /s/ Gary A. Hobart
    ---------------------------------
   Name:  Gary A. Hobart
   Title: Vice President

TCW Shared Opportunity Fund IV, L.P. and
TCW Shared Opportunity Fund IVB, L.P.
By: TCW Asset Management Company
      Its Investment Advisor

By: /s/ Nicholas W. Tell, Jr.
    ---------------------------------
   Name: Nicholas W. Tell, Jr.
   Title: Managing Director

By: /s/ Gary A. Hobart
    ---------------------------------
   Name: Gary A. Hobart
   Title: Vice President

AIMCO CDO, Series 2000-A
By: Allstate Investment Management Company
      Its Collateral Manager

By: TCW Asset Management Company
      Its Investment Advisor

By: /s/ Nicholas W. Tell, Jr.
    ---------------------------------
   Name: Nicholas W. Tell, Jr.
   Title: Managing Director

By: /s/ Gary A. Hobart
    ---------------------------------
   Name: Gary A. Hobart
   Title: Vice President

TCW High Income Partners, Ltd.
By: TCW Asset Management Company,
      its Investment Advisor

By: /s/ Nicholas W. Tell, Jr.
    ---------------------------------
   Name: Nicholas W. Tell, Jr.
   Title: Managing Director

TCW High Income Partners II, Ltd.
By: TCW Asset Management Company,
      its Investment Advisor

By: /s/ Nicholas W. Tell, Jr.
    ---------------------------------
   Name: Nicholas W. Tell, Jr.
   Title: Managing Director

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

METROPOLITAN LIFE INSURANCE COMPANY

By: /s/ Jacqueline D. Jenkins
    ---------------------------------
    Name:  Jacqueline D. Jenkins
    Title: Managing Director


EXIS DIFFERENTIAL HOLDINGS LTD.

By: /s/ Chris Kane
    ---------------------------------
    Name:  Chris Kane
    Title: Portfolio Manager

                                                                         ANNEX A

                  Each broker-dealer that receives new securities for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of these new securities. The letter of transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for securities where those securities were acquired by this broker-dealer as a result of market-making activities or other trading activities. We have agreed that, starting on the expiration date and ending on the close of business 180 days after the expiration date, we will make this prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

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

                                                                         ANNEX B

                  Each broker-dealer that receives new securities for its own account in exchange for securities, where those securities were acquired by this broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of those new securities. See "Plan of Distribution."

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

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

                  Each broker-dealer that receives new securities for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of these new securities. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for securities where those securities were acquired as a result of market-making activities or other trading activities. We and the subsidiary guarantors have agreed that, starting on the expiration date and ending on the close of business 180 days after the expiration date, we will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until __________, 200__, all dealers effecting transactions in the new securities may be required to deliver a prospectus.

                  We will not receive any proceeds from any sale of new securities by broker-dealers. New securities received by broker-dealers for their own account pursuant to the exchange offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the new securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such new securities. Any broker-dealer that resells new securities that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such new securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of new securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The letter of transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  For a period of 180 days after the expiration date, we and the Subsidiary Guarantors will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the letter of transmittal. We have agreed to pay all expenses incident to the exchange offer (including the expenses of one counsel for the holders of the securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

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

                                                                         ANNEX D

Rider A

                  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name:          ______________________________________
                  Address:       ______________________________________
                                 ______________________________________

Rider B

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the new securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of new securities and it has no arrangements or understandings with any person to participate in a distribution of the new securities. If the undersigned is a broker-dealer that will receive new securities for its own account in exchange for securities, it represents that the securities to be exchanged for new securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such new securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

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